UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2020 (May 14, 2020)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on May 14, 2020.

Proposal 1 – Election of Directors

Shareholders elected the following directors to serve for a one-year term, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas D. Bell, Jr.	183,945,266	2,641,961	580,804	36,139,549
Mitchell E. Daniels, Jr.	184,387,705	2,232,189	548,137	36,139,549
Marcela E. Donadio	185,242,431	1,356,505	569,095	36,139,549
John C. Huffard, Jr.	185,050,699	1,488,926	628,406	36,139,549
Christopher T. Jones	184,744,837	1,849,248	573,946	36,139,549
Thomas C. Kelleher	185,181,074	1,393,148	593,809	36,139,549
Steven F. Leer	176,708,026	8,401,025	2,058,980	36,139,549
Michael D. Lockhart	182,214,068	4,357,690	596,273	36,139,549
Amy E. Miles	184,635,148	2,001,709	531,174	36,139,549
Claude Mongeau	184,935,172	1,626,573	606,286	36,139,549
Jennifer F. Scanlon	185,207,673	1,429,884	530,474	36,139,549
James A. Squires	175,489,194	10,698,060	980,777	36,139,549
John R. Thompson	184,564,055	2,045,229	558,747	36,139,549

Proposal 2a –Amendment to the Corporation’s Articles of Incorporation: Amendment to the Voting Standard to Amend the Articles of Incorporation

Shareholders approved an amendment to the Corporation’s Amended and Restated Articles of Incorporation with respect to the voting standard necessary to amend the Articles, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,090,674	2,046,051	1,031,306	36,139,549

Proposal 2b – Amendment to the Corporation’s Articles of Incorporation: Approval of a Simple Majority Voting Standard to Approve a Merger, Share Exchange, Conversion, Sale or Dissolution of the Corporation

Shareholders approved an amendment to the Corporation’s Amended and Restated Articles of Incorporation, to revise the voting standard to be the affirmative vote of a majority of the votes cast for (i) a merger, (ii) a share exchange, (iii) a conversion, (iv) a sale of all or substantially all the Corporation’s property for which the Virginia Stock Corporation Act requires shareholder approval, or (v) dissolution of the Corporation, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,910,686	2,524,918	732,427	36,139,549

Proposal 2c – Amendment to the Corporation’s Articles of Incorporation: Approval of a Majority Voting Standard to Approve Re-Domestication of the Corporation and Affiliated Transactions

Shareholders approved an amendment to the Corporation’s Amended and Restated Articles of Incorporation to revise the voting standard to be the affirmative vote of a majority of the votes entitled to be cast for (i) the re-domestication of the Corporation, and (ii) an affiliated transaction for which the Virginia Stock Corporation Act requires shareholder approval, by the following count.

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,152,632	2,152,508	862,891	36,139,549

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2020, by the following count:

Votes For	Votes Against	Abstentions
213,972,235	8,769,295	566,050

Proposal 4 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,646,389	11,737,571	1,784,071	36,139,549

Proposal 5– Shareholder Proposal Regarding Right to Act by Written Consent

Shareholders did not approve a shareholder proposal regarding the right to act by written consent, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,993,435	161,706,699	1,467,897	36,139,549

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  May 15, 2020